Exhibit 10.4

EXECUTION VERSION
COLLATERAL TRUST AGREEMENT
dated as of June 24, 2009
among
TERREMARK WORLDWIDE, INC.,
the Guarantors from time to time party hereto,
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee under the Indenture,
the other Secured Debt
Representatives from time to time party hereto
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Trustee

Terremark — Collateral Trust Agreement

Terremark — Collateral Trust Agreement

EXHIBIT A — Additional Secured Debt Designation
EXHIBIT B — Form of Collateral Trust Joinder—Additional Secured Debt
EXHIBIT C — Form of Collateral Trust Joinder—Additional Guarantors
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ii

     This Collateral Trust Agreement (this “Agreement”) is dated as of June 24, 2009 and is by and among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party hereto, The Bank of New York Mellon Trust Company, N.A., as Trustee (as defined below), the other Secured Debt Representatives from time to time party hereto, and U.S. Bank National Association, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).
RECITALS
     The Company intends to issue 12% Senior Secured Notes due 2017 (together with any additional notes issued under the Indenture (as defined below) and any exchange notes related to such notes and additional notes, the “Notes”) in an aggregate principal amount of $420,000,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”) among the Company, the Guarantors party thereto from time to time and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity and together with its successors in such capacity, the “Trustee”).
     The Company and the Guarantors intend to secure the Obligations under the Notes, the Guarantees of the Notes and the Indenture and any future Parity Lien Debt and any future Junior Lien Debt, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.
     This Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.
     Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.
     In consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
ARTICLE 1.DEFINITIONS; PRINCIPLES OF CONSTRUCTION
     SECTION 1.1 Defined Terms. The following terms will have the following meanings:
     “Act of Required Debtholders” means, as to any matter at any time:
     (1) prior to the Discharge of Parity Lien Obligations, a direction in writing delivered to the Trustee and the Collateral Trustee by or with the written consent of the holders of Parity Lien Debt representing the Required Parity Lien Debtholders; and
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     (2) at any time after the Discharge of Parity Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Junior Lien Debt representing the Required Junior Lien Debtholders.
For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding and (b) votes will be determined in accordance with Section 7.2.
     “Additional Secured Debt” has the meaning set forth in Section 3.8.
     “Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock (as defined in the Indenture) of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
     “Agreement” has the meaning set forth in the preamble.
     “Attributable Debt” has the meaning assigned to it in the Indenture.
     “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized or required by law, regulation or executive order to remain closed.
     “Capital Lease Obligations” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be classified and accounted for as a capitalized lease obligation on a balance sheet in accordance with GAAP.
     “Capital Stock” means:
     (a) in the case of a corporation, corporate stock of any class;
     (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
     (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and
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     (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
     “Class” means (a) in the case of Parity Lien Debt, every Series of Parity Lien Debt, taken together, and (b) in the case of Junior Lien Debt, every Series of Junior Lien Debt, taken together.
     “Collateral” means all assets, now owned or hereafter acquired, of the Company, any Guarantor, or any other Person, to the extent such assets are pledged or assigned or purported to be pledged or assigned, or are required to be pledged or assigned under the Secured Debt Documents to the Collateral Trustee, together with the Proceeds and products thereof. For purposes of clarification, the Collateral shall not include any Excluded Assets or any assets released from the Liens of the Collateral Trustee in accordance with the Secured Debt Documents or with respect to which the Collateral Trustee is required to release its Liens pursuant to this Agreement or the Secured Debt Documents; provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any assets of the Company or any Guarantor, such assets will cease to be excluded from the Collateral if the Company or any Guarantor thereafter acquires or reacquires such assets.
     “Collateral Trustee” has the meaning set forth in the preamble.
     “Collateral Trust Joinder” means (a) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B and (b) with respect to the provisions of this Agreement relating to the addition of additional Guarantors, an agreement substantially in the form of Exhibit C.
     “Company” has the meaning set forth in the preamble.
     “Discharge of Parity Lien Obligations” means the occurrence of all of the following:
     (1) termination or expiration of all commitments to extend credit that would constitute Parity Lien Debt;
     (2) payment in full in cash of the principal of, and interest and premium, if any, on all Parity Lien Debt (other than any undrawn letters of credit);
     (3) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt; and
     (4) payment in full in cash of all other Parity Lien Obligations that are outstanding and unpaid at the time the Parity Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
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     “Equally and Ratably” means, in reference to sharing of Liens on the Collateral or proceeds of such Collateral as between holders of Secured Obligations within the same Class after payment of fees, costs and expenses (including, but not limited to, attorney’s fees and expenses) of the Collateral Trustee in accordance with Section 3.4 and the Parity Lien Representatives in accordance with the applicable Secured Debt Document, that such Liens or proceeds:
     (1) will be allocated and distributed in accordance with Section 3.4 first to the Secured Debt Representative for each outstanding Series of Secured Debt within that Class, for the account of the holders of such Series of Secured Debt, ratably in proportion to the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made under such letters of credit) forming part of, and Hedging Obligations to the extent constituting Secured Debt pursuant to the terms of, each outstanding Series of Secured Debt within that Class when the allocation or distribution is made; and thereafter; and
     (2) will be allocated and distributed in accordance with Section 3.4 (if any remain after payment in full of all of the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made on such letters of credit) forming part of, and Hedging Obligations to the extent constituting Secured Debt pursuant to the terms of, each outstanding Series of Secured Debt within that Class) to the Secured Debt Representative for each outstanding Series of Secured Debt within that Class, for the account of the holders of any remaining Secured Obligations within that Class, ratably in proportion to the aggregate unpaid amount of such remaining Secured Obligations within that Class due and demanded (with written notice to the applicable Secured Debt Representative and the Collateral Trustee) prior to the date such distribution is made.
     “Excluded Assets” has the meaning set forth in the Security Agreement.
     “Fair Market Value” has the meaning assigned to it in the Indenture.
     “GAAP” means generally accepted accounting principles, consistently applied, which are in effect in the United States from time to time or any successor principles so in effect; provided that GAAP shall not give effect to the effect of FASB No. APB14-1.
     “Guarantee” means, a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.
     “Guarantors” means any Person that at any time provides a Guarantee of any Secured Obligations.
     “Hedging Obligations” has the meaning assigned to it in the Indenture.
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     “Indebtedness” means, with respect to any specified Person at any date, any indebtedness of such Person, whether or not contingent, without duplication:
     (1) in respect of borrowed money;
     (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
     (3) in respect of banker’s acceptances;
     (4) representing Capital Lease Obligations and Attributable Debt;
     (5) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable;
     (6) representing any Hedging Obligations; or
     (7) in respect of all conditional sale obligations and all obligations under title retention agreements, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes (x) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person), provided that the amount of such Indebtedness will be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the amount of such Indebtedness, and (y) to the extent not otherwise included, the guarantee by the specified Person of any indebtedness of any other Person.
     The amount of any Indebtedness outstanding as of any date will be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, and will be:
     (1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and
     (2) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.
     “Indemnified Liabilities” means any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law applicable to or enforceable against the Company, any of its Subsidiaries or any Guarantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.
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     “Indemnitee” has the meaning set forth in Section 7.11(a).
     “Indenture” has the meaning set forth in the recitals.
     “Insolvency or Liquidation Proceeding” means:
     (1) any case commenced by or against the Company or any Guarantor under Title 11, U.S. Code, or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any Guarantor, any receivership or assignment for the benefit of creditors relating to the Company or any Guarantor or any similar case or proceeding relative to the Company or any Guarantor or its creditors, as such, in each case whether or not voluntary;
     (2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any Guarantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
     (3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any Guarantor are determined and any payment or distribution is or may be made on account of such claims.
     “Junior Lien” means a Lien granted by a Security Document to the Collateral Trustee, at any time, upon any Collateral to secure Junior Lien Obligations.
     “Junior Lien Debt” means:
     (1) any Indebtedness (including letters of credit and reimbursement obligations with respect thereto) of the Company or any Guarantor that is secured on a subordinated basis to the Parity Lien Debt by a Junior Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document;
     provided, that:
     (a) on or before the date on which such Indebtedness is incurred by the Company or such Guarantor, such Indebtedness is designated by the Company as “Junior Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(b); provided, that no Series of Secured Debt may be designated as both Junior Lien Debt and Parity Lien Debt;
     (b) the Junior Lien Representative for such Indebtedness executes and delivers a Collateral Trust Joinder, in accordance with Section 3.8(a);
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     (c) such Indebtedness is governed by an indenture, credit agreement or other agreement that includes a Lien Sharing and Priority Confirmation; and
     (d) all other requirements set forth in Section 3.8 hereof have been complied with (and the satisfaction of such requirements will be conclusively established if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements have been satisfied and that such Indebtedness is “Junior Lien Debt”); and
     (2) Hedging Obligations of the Company or any Guarantor incurred to hedge or manage interest rate risk with respect to Junior Lien Debt; provided that, pursuant to the terms of the Junior Lien Documents, such Hedging Obligations are secured by a Junior Lien on all of the assets and properties that secure the Indebtedness in respect of which such Hedging Obligations are incurred.
     “Junior Lien Documents” means, collectively, any indenture, credit agreement or other agreement governing a Series of Junior Lien Debt and the Security Documents (other than any Security Documents that do not create or perfect Liens securing Junior Lien Obligations).
     “Junior Lien Obligations” means Junior Lien Debt and all other Obligations in respect thereof.
     “Junior Lien Representative” means, in the case of any future Series of Junior Lien Debt, the trustee, agent or representative of the holders of such Series of Junior Lien Debt who (A) is appointed as a Junior Lien Representative (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Junior Lien Debt, together with its successors in such capacity, and (B) that has executed a Collateral Trust Joinder.
     “Junior Trust Estate” has the meaning set forth in Section 2.2.
     “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction.
     “Lien Sharing and Priority Confirmation” means:
     (1) as to any Series of Parity Lien Debt, the written agreement enforceable against the holders of such Series of Parity Lien Debt, as set forth in the applicable Secured Debt Document:
     (a) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and each existing and future Parity Lien Representative, that all Parity Lien Obligations will be and are secured Equally and Ratably by all Parity Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations Equally and Ratably;
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     (b) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and Series of Junior Lien Debt, and each existing and future Parity Lien Representative and Junior Lien Representative, that the holders of Obligations in respect of such Series of Parity Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from enforcement of Parity Liens; and
     (c) consenting to and directing the Collateral Trustee to perform its obligations under this Agreement and the other Security Documents.
     (2) as to any Series of Junior Lien Debt, the written agreement enforceable against the holders of such Series of Junior Lien Debt, as set forth in the applicable Secured Debt Document:
     (a) for the enforceable benefit of all holders of each existing and future Series of Junior Lien Debt and Series of Parity Lien Debt and each existing and future Junior Lien Representative and Parity Lien Representative, that all Junior Lien Obligations will be and are secured Equally and Ratably by all Junior Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Lien Obligations Equally and Ratably;
     (b) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and Series of Junior Lien Debt and each existing and future Parity Lien Representative and Junior Lien Representative, that the holders of Obligations in respect of such Series of Junior Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens; and
     (c) consenting to and directing the Collateral Trustee to perform its obligations under this Agreement and the other Security Documents.
     “Material Adverse Effect” means (a) the occurrence of an event or condition that has had, or would reasonably be expected to have a material adverse change in, or a material adverse effect upon, the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Company, the Guarantors and their respective subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Trustee, the Collateral Trustee or any Secured Party under any Secured Debt Document, or of the ability of the Company or any Guarantor to perform its obligations under any Secured Debt Document to which it is a party; or (c) a material adverse effect on the value of the Collateral or the Collateral Trustee’s or any Secured Party’s rights therein.
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     “Mortgage” has the meaning assigned to it in the Indenture.
     “Notes” has the meaning set forth in the recitals.
     “Note Guarantee” has the meaning assigned to it in the Indenture.
     “Obligations” means with respect to any Indebtedness of any Person (collectively, without duplication):
     (1) all debt, financial liabilities and obligations of such Person of whatsoever nature and howsoever evidenced (including principal, interest, fees, reimbursement obligations, cash cover obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the providers or holders of such Indebtedness or to any agent, trustee or other representative of such providers or holders of such Indebtedness under or pursuant to each agreement, document or instrument evidencing, securing, guaranteeing or relating to such Indebtedness, financial liabilities or obligations relating to such Indebtedness (including Secured Debt Documents applicable to such Indebtedness (if any)), in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreement, document or instrument;
     (2) any and all sums advanced by the Collateral Trustee or any other Person in order to preserve the Collateral or any other collateral securing such Indebtedness or to preserve the Liens and security interests in the Collateral or any other collateral, securing such Indebtedness; and
     (3) the costs and expenses of collection and enforcement of the obligations referred to in clauses (1) and (2), including:
     (a) the costs and expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on any Collateral or any other collateral;
     (b) the costs and expenses of any exercise by the Collateral Trustee or any other Person of its rights under the Security Documents or any other security documents; and
     (c) reasonable attorneys’ fees and court costs.
     “Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:
     (a) a statement that the Person making such certificate has read such covenant or condition;
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     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;
     (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and
     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.
     “Ordinary Course Activity” means any ordinary course activity with respect to the Collateral that, pursuant to Section 10.08 of the Indenture, the Company or any Guarantor may conduct without any release or consent by, or the delivery of any document or other instrument to, the Collateral Trustee or the Trustee.
     “Parity Lien” means a Lien granted by a Security Document to the Collateral Trustee, at any time, upon any Collateral to secure Parity Lien Obligations.
     “Parity Lien Debt” means:
     (1) the Notes and the Note Guarantee of each Guarantor;
     (2) Any Indebtedness (including letters of credit and reimbursement obligations with respect thereto) of the Company or any Guarantor that is secured Equally and Ratably with the Notes by a Parity Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document; provided, in the case of Indebtedness referred to in this clause (2), that:
     (a) on or before the date on which such Indebtedness is incurred by the Company or such Guarantor, such Indebtedness is designated by the Company as “Parity Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Series of Secured Debt may be designated as both Parity Lien Debt and Junior Lien Debt;
     (b) the Parity Lien Representative for such Indebtedness executes and delivers a Collateral Trust Joinder, in accordance with Section 3.8(a);
     (c) such Indebtedness is governed by an indenture, credit agreement, or other agreement that includes a Lien Sharing and Priority Confirmation;
     (d) all other requirements set forth in Section 3.8 hereof have been complied with (and the satisfaction of such requirements will be conclusively established if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements have been satisfied and that such notes or such Indebtedness is “Parity Lien Debt”); and
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     (3) Hedging Obligations of the Company or any Guarantor incurred to hedge or manage interest rate risk with respect to Parity Lien Debt; provided, that pursuant to the terms of the Parity Lien Documents, such Hedging Obligations are secured by a Parity Lien on all of the assets and properties that secure the Indebtedness in respect of which such Hedging Obligations are incurred.
     “Parity Lien Documents” means the Indenture and any additional indenture, credit agreement or other agreement governing a Series of Parity Lien Debt and the Security Documents (other than any Security Documents that do not create or perfect Liens securing Parity Lien Obligations).
     “Parity Lien Event of Default” means any event or condition which, under the terms of any Parity Lien Document, causes or permits the holders of any Parity Lien Obligations to cause such Parity Lien Obligations to become immediately due and payable (with the giving of notice or passage of time or both).
     “Parity Lien Obligations” means the Parity Lien Debt and all other Obligations in respect of Parity Lien Debt.
     “Parity Lien Representative” means:
     (a) the Trustee, in the case of the Notes; or
     (b) in the case of any other Series of Parity Lien Debt, the trustee, agent or representative of the holders of such Series of Parity Lien Debt who (A) is appointed as a Parity Lien Representative (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity, and (B) that has executed this Agreement or a Collateral Trust Joinder.
     “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
     “Required Junior Lien Debtholders” means, at any time, the holders of a majority in aggregate principal amount of all Junior Lien Debt (including outstanding letters of credit whether or not then available or drawn) then outstanding and the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Lien Debt, calculated in accordance with the provisions of Section 7.2. For purposes of this definition, Junior Lien Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding.
     “Required Parity Lien Debtholders” means, at any time, the holders of a majority in aggregate principal amount of all Parity Lien Debt (including outstanding letters of credit whether or not then available or drawn) then outstanding and the aggregate unfunded commitments to extend credit which, when funded, would constitute Parity Lien Debt, calculated in accordance with the provisions of Section 7.2. For purposes of this definition, Parity Lien Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding.
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     “Security Agreement” means the security agreement dated as of the date hereof among the Company, the Grantors set forth therein and the Collateral Trustee, as such agreement is amended, amended and restated, supplemented and otherwise modified from time to time.
     “Secured Debt” means Parity Lien Debt and Junior Lien Debt.
     “Secured Debt Default” means any event or condition which, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable prior to the Stated Maturity thereof.
     “Secured Debt Documents” means the Parity Lien Documents and the Junior Lien Documents.
     “Secured Debt Representative” means each Parity Lien Representative and each Junior Lien Representative.
     “Secured Obligations” means Parity Lien Obligations and Junior Lien Obligations.
     “Secured Parties” means the holders of Secured Obligations and the Secured Debt Representatives.
     “Security Documents” means this Agreement, the Security Agreement, each Collateral Trust Joinder, and all security agreements, pledge agreements, Mortgages, collateral assignments, control agreements, deeds of trust or other grants or transfers for security executed and delivered by the Company or any Guarantor creating or perfecting (or purporting to create or perfect) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any Secured Party, in each case, as amended, supplemented, restated, modified, renewed or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.2.
     “Senior Trust Estate” has the meaning set forth in Section 2.1.
     “Series of Junior Lien Debt” means, severally, each issue or series of Junior Lien Debt for which a single transfer register is maintained (provided that any Hedging Obligations constituting Junior Lien Debt shall be deemed part of the Series of Junior Lien Debt to which they relate).
     “Series of Parity Lien Debt” means, severally, the Notes and any additional notes or exchange notes or other Indebtedness that constitutes Parity Lien Debt (provided that any Hedging Obligations constituting Parity Lien Debt shall be deemed part of the Series of Parity Lien Debt to which they relate).
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     “Series of Secured Debt” means each Series of Parity Lien Debt and each Series of Junior Lien Debt.
     “Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
     “Subsidiary” means, with respect to any specified Person:
     (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
     (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
     “Trustee” has the meaning set forth in the recitals.
     “Trust Estates” has the meaning set forth in Section 2.2.
     “UCC” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.
     SECTION 1.2 Rules of Interpretation.
          (a) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.
          (b) Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.
          (c) The use in this Agreement of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”
Terremark — Collateral Trust Agreement

          (d) References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” will be to Exhibits to this Agreement unless otherwise specifically provided.
          (e) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been made in accordance with the terms of the Indenture. Notwithstanding the foregoing, whenever any term used in this Agreement is defined or otherwise incorporated by reference to the Indenture, such reference shall be deemed to have the same effect as if such definition or term had been set forth herein in full and such term shall continue to have the meaning established pursuant to the Indenture notwithstanding the termination or expiration of the Indenture or redemption of all Obligations evidenced thereby.
          (f) This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.
          (g) In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document.
  ARTICLE 2. THE TRUST ESTATES
     SECTION 2.1 Declaration of Senior Trust.
     To secure the payment of the Parity Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, the Company and each of the Guarantors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future Parity Lien Representatives and holders of Parity Lien Obligations, all of such Company’s or Guarantor’s right, title and interest in and to the Collateral granted to the Collateral Trustee under any Security Document for the benefit of the Parity Lien Representatives and holders of Parity Lien Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”).
Terremark — Collateral Trust Agreement

     The Collateral Trustee and its successors and assigns under this Agreement will hold the Senior Trust Estate in trust for the benefit solely and exclusively of all present and future Parity Lien Representatives and holders of Parity Lien Obligations as security for the payment of all present and future Parity Lien Obligations.
     Notwithstanding the foregoing, if at any time:
     (1) all Liens securing the Parity Lien Obligations have been released as provided in Section 4.1;
     (2) the Collateral Trustee holds no other property in trust as part of the Senior Trust Estate;
     (3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and
     (4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Parity Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Documents and that the Company and the Guarantors are not required by any Parity Lien Document to grant any Parity Lien upon any property, then the Senior Trust Estate arising hereunder will terminate, except that all provisions set forth in Sections 7.10 and 7.11 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.
     The parties further declare and covenant that the Senior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.
     SECTION 2.2 Declaration of Junior Trust. To secure the payment of the Junior Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, the Company and each of the Guarantors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future Junior Lien Representatives and holders of Junior Lien Obligations, all of such Company’s or Guarantor’s right, title and interest in and to the Collateral granted to the Collateral Trustee under any Security Document for the benefit of the Junior Lien Representatives and holders of Junior Lien Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”).
     The Collateral Trustee and its successors and assigns under this Agreement will hold the Junior Trust Estate in trust for the benefit solely and exclusively of all present and future Junior Lien Representatives and holders of Junior Lien Obligations as security for the payment of all present and future Junior Lien Obligations.
Terremark — Collateral Trust Agreement

     Notwithstanding the foregoing, if at any time:
     (1) all Liens securing the Junior Lien Obligations have been released as provided in Section 4.1;
     (2) the Collateral Trustee holds no other property in trust as part of the Junior Trust Estate;
     (3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and
     (4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Junior Liens of the Collateral Trustee may be released in compliance with all applicable provisions of the Junior Lien Documents and that the Company and the Guarantors are not required by any Junior Lien Document to grant any Junior Lien upon any property, then the Junior Trust Estate arising hereunder will terminate, except that all provisions set forth in Sections 7.10 and 7.11 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.
     The parties further declare and covenant that the Junior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.
     SECTION 2.3 Priority of Liens. Notwithstanding (1) anything else contained herein or in any other Security Document; (2) the time of incurrence of any Series of Parity Lien Debt; (3) the order or method of attachment or perfection of any Liens securing any Series of Parity Lien Debt; (4) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect any Parity Lien; (5) the time of taking possession or control over any Collateral; (6) that any Parity Lien may not have been perfected or may be or have become subordinated, by equitable subordination or otherwise, to any other Lien; or (7) the rules for determining priority under any law governing relative priorities of Liens, it is the intent of the parties that:
     (a) this Agreement and the other Security Documents create two separate and distinct Trust Estates and Liens: the Senior Trust Estate and Parity Lien securing the payment and performance of the Parity Lien Obligations and the Junior Trust Estate and Junior Lien securing the payment and performance of the Junior Lien Obligations; and
     (b) the Liens securing the Junior Lien Obligations are subject and subordinate to the Liens securing the Parity Lien Obligations.
Terremark — Collateral Trust Agreement

     SECTION 2.4 Restrictions on Enforcement of Junior Liens.
          (a) Until the Discharge of Parity Lien Obligations, the holders of Parity Lien Obligations will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Trustee with respect to the Security Documents and the Collateral (including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral) and neither the provisions of the Security Documents relating thereto (other than in accordance with this Agreement) nor any Junior Lien Representative or holder of Junior Lien Obligations, if any, may authorize or direct the Collateral Trustee with respect to such matters. Notwithstanding the foregoing, the holders of Junior Lien Obligations may direct the Collateral Trustee with respect to such matters:
     (1) without any condition or restriction whatsoever, at any time after the Discharge of Parity Lien Obligations;
     (2) as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of Parity Lien Obligations) any right to claim, take or receive proceeds of Collateral remaining after the Discharge of Parity Lien Obligations;
     (3) as necessary to perfect or establish the priority (subject to Parity Liens) of the Junior Liens upon any Collateral, provided that, unless otherwise agreed to by the Collateral Trustee in the Security Documents, the holders of Junior Lien Obligations may not require the Collateral Trustee to take any action to perfect any Collateral through possession or control (other than the Collateral Trustee agreeing pursuant to Section 7.4 that the Collateral Trustee as agent for the benefit of the Parity Lien Representatives and holders of the Parity Lien Obligations will act as bailee for the Collateral Trustee for the benefit of the Junior Lien Representatives and holders of the Junior Lien Obligations); or
     (4) as necessary to create, prove, preserve or protect (but not enforce) the Junior Liens upon any Collateral.
          (b) Both before and during an Insolvency or Liquidation Proceeding, until the Discharge of Parity Lien Obligations, none of the holders of Junior Lien Obligations, the Collateral Trustee (unless acting pursuant to an Act of Required Debtholders) or any Junior Lien Representative will:
     (1) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the holders of Parity Lien Obligations in respect of the Parity Liens or that would limit, invalidate, avoid or set aside any Parity Lien or subordinate the Parity Liens to the Junior Liens or grant the Junior Liens equal ranking to the Parity Liens;
     (2) oppose or otherwise contest any motion for (A) relief from the automatic stay or (B) any injunction against foreclosure or (C) any enforcement of Parity Liens, in each case, made by any holder of Parity Lien Obligations or any Parity Lien Representative in any Insolvency or Liquidation Proceeding;
Terremark — Collateral Trust Agreement

     (3) oppose or otherwise contest any lawful exercise by any holder of Parity Lien Obligations or any Parity Lien Representative of the right to credit bid Parity Lien Obligations at any sale of Collateral in foreclosure of Parity Liens;
     (4) oppose or otherwise contest any other request for judicial relief made in any court by any holder of Parity Lien Obligations or any Parity Lien Representative relating to the lawful enforcement of any Parity Lien; or
     (5) challenge the validity, enforceability, perfection or priority of the Parity Liens with respect to the Collateral.
Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Lien Obligations or Junior Lien Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against the Company or any Guarantor in accordance with applicable law; provided, that no holder of Junior Lien Obligations or Junior Lien Representatives will be permitted to take any of the actions prohibited by clauses (1) through (5) of this Section 2.4(b) or oppose or contest any order that it has agreed not to oppose or contest under Section 2.8.
     (c) At any time prior to the Discharge of Parity Lien Obligations, and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any Guarantor or (2) the Collateral Trustee and each Junior Lien Representative have received written notice from any Parity Lien Representative at the direction of an Act of Required Debtholders stating that (A) any Series of Parity Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of Parity Liens securing one or more Series of Parity Lien Debt have become entitled under any Parity Lien Document to and desire to enforce any or all of the Parity Liens by reason of a default under such Parity Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Company or any Guarantor to the Collateral Trustee (other than distributions to the Collateral Trustee for the benefit of the holders of Parity Lien Obligations), any Junior Lien Representative or any holder of Junior Lien Obligations (including, without limitation, payments and prepayments made for application to Junior Lien Obligations).
     (d) All proceeds of Collateral received by the Collateral Trustee, any Junior Lien Representative or any holder of Junior Lien Obligations in violation of Section 2.4(c) will be held by such Person in trust for the account of the holders of Parity Lien Obligations and remitted to any Parity Lien Representative upon demand by such Parity Lien Representative. The Junior Liens will remain attached to and, subject to Section 2.3, enforceable against all proceeds so held or remitted. All proceeds of Collateral received by the Collateral Trustee, any Junior Lien Representative or any holder of Junior Lien Obligations not in violation of Section 2.4(c) will be received by such Person free from the Parity Liens.
Terremark — Collateral Trust Agreement

     SECTION 2.5 Waiver of Right of Marshalling.
          (a) Prior to the Discharge of Parity Lien Obligations, holders of Junior Lien Obligations, each Junior Lien Representative and the Collateral Trustee may not assert or enforce any right of marshalling accorded to a junior lienholder, as against the holders of Parity Lien Obligations and the Parity Lien Representatives (in their capacity as senior or priority lienholders) with respect to the Collateral.
          (b) Following the Discharge of Parity Lien Obligations, the holders of Junior Lien Obligations and any Junior Lien Representative may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the holders of Parity Lien Obligations.
     SECTION 2.6 Discretion in Enforcement of Parity Liens.
          (a) In exercising rights and remedies with respect to the Collateral, the Parity Lien Representatives (acting pursuant to an Act of Required Debtholders) may enforce (or refrain from enforcing) or instruct the Collateral Trustee to enforce (or refrain from enforcing) the provisions of the Parity Lien Documents and exercise (or refrain from exercising) or instruct the Collateral Trustee to exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as the Required Parity Lien Debtholders may determine, including:
     (1) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Parity Lien Obligations;
     (2) the enforcement or forbearance from enforcement of any Parity Lien in respect of the Collateral;
     (3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Senior Trust Estate to the extent provided in the Security Documents;
     (4) the acceptance of the Collateral in full or partial satisfaction of the Parity Lien Obligations; and
     (5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.
     SECTION 2.7 Discretion in Enforcement of Parity Lien Obligations. Without in any way limiting the generality of Section 2.6, the holders of Parity Lien Obligations and the Parity Lien Representatives may, or may cause the Collateral Trustee to, at any time and from time to time, without the consent of the Collateral Trustee, holders of Junior Lien Obligations or the Junior Lien Representatives, without notice to holders of Junior Lien Obligations or the Junior Lien Representatives, without incurring responsibility to the Collateral Trustee, holders of Junior Lien Obligations or the Junior Lien Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Collateral Trustee, holders of Junior Lien Obligations or the Junior Lien Representatives, do any one or more of the following:
Terremark — Collateral Trust Agreement

     (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Parity Lien Obligations, or otherwise amend or supplement in any manner the Parity Lien Obligations, or any instrument evidencing the Parity Lien Obligations or any agreement under which the Parity Lien Obligations are outstanding;
     (2) release any Person or entity liable in any manner for the collection of the Parity Lien Obligations;
     (3) release the Parity Lien on any Collateral; and
     (4) exercise or refrain from exercising any rights against any Guarantor.
     SECTION 2.8 Insolvency or Liquidation Proceedings.
          (a) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of Parity Lien Obligations, the holders of Parity Lien Obligations by an Act of Required Debtholders consent to any order:
     (1) for use of cash collateral;
     (2) approving a debtor-in-possession financing secured by a Lien that is senior to or on a parity with all Parity Liens upon any property of the estate in such Insolvency or Liquidation Proceeding;
     (3) granting any relief on account of Parity Lien Obligations as adequate protection (or its equivalent) for the benefit of the holders of Parity Lien Obligations in the Collateral; or
     (4) relating to a sale of assets of the Company or any Guarantor that provides, to the extent the Collateral sold is to be free and clear of Liens, that all Parity Liens and Junior Liens will attach to the proceeds of the sale;
then, the holders of Junior Lien Obligations and the Junior Lien Representatives will not oppose or otherwise contest the entry of such order, provided, that the holders of Junior Lien Obligations or a Junior Lien Representative may request the grant to the Collateral Trustee, for the benefit of the holders of Junior Lien Obligations and the Junior Lien Representatives, of a junior Lien upon any property on which a Lien is (or is to be) granted under such order to secure the Parity Lien Obligations, co-extensive in all respects with, but subordinated (as set forth in Section 2.3) to, such Lien and all Parity Liens on such property. The holders of Parity Lien Obligations and the Parity Lien Representatives agree not to oppose or otherwise contest in any respect any request made by the Junior Lien Representatives for a junior lien pursuant to the proviso to the preceding sentence.
Terremark — Collateral Trust Agreement

          Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Lien Obligations and the Junior Lien Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of Insolvency or Liquidation Proceedings against the Company or any Guarantor in accordance with applicable law; provided, that, no holder of Junior Lien Obligations or Junior Lien Representative will be permitted to take any of the actions prohibited under Section 2.4(b) or oppose or contest any order that it has agreed not to oppose or contest under clauses (1) through (4) of the preceding paragraph.
          (b) Neither the holders of Junior Lien Obligations nor any Junior Lien Representative will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral under the Junior Liens, except that:
     (1) they may freely seek and obtain relief granting a junior Lien co-extensive in all respects with, but subordinated (as set forth in Section 2.3) to, all Liens granted in such Insolvency or Liquidation Proceeding to, or for the benefit of, the holders of Parity Lien Obligations; and
     (2) they may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Parity Lien Obligations.
     SECTION 2.9 Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured Equally and Ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties belonging to such Class. It is understood and agreed that nothing in this Section 2.9 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.3.
     SECTION 2.10 Separate Grants of Security and Separate Classification. Each Parity Lien Representative, for itself and on behalf of the holders of the applicable Parity Lien Obligations, and each Junior Lien Representative, for itself and on behalf of the holders of the applicable Junior Lien Obligations, acknowledges and agrees that:
     (a) the grants of Liens pursuant to the Parity Lien Documents and the Junior Lien Documents constitute separate and distinct grants of Liens; and
     (b) because of, among other things, their differing rights in the Collateral, the Junior Lien Obligations are fundamentally different from the Parity Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.
Terremark — Collateral Trust Agreement

     To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the holders of Parity Lien Obligations and the holders of Junior Lien Obligations in respect of the Collateral constitute (in whole or in part) only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.3 and 3.4, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Company and the Guarantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the holders of Junior Lien Obligations), the holders of Parity Lien Obligations shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of post-petition interest, including any additional interest payable pursuant to the Parity Lien Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the holders of Junior Lien Obligations with respect to the Collateral, with the Collateral Trustee, for itself and on behalf of each of the Junior Lien Representatives and each holder of Junior Lien Obligations, hereby acknowledging and agreeing to turn over to the Parity Lien Representatives, for the Parity Lien Representatives and on behalf of the holders of the applicable Parity Lien Obligations, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the holders of Junior Lien Obligations.
  ARTICLE 3. OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE
     SECTION 3.1 Undertaking of the Collateral Trustee.
          (a) Subject to, and in accordance with, this Agreement, including without limitation Section 5.3, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties:
     (1) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;
     (2) following a Secured Debt Default take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;
     (3) deliver and receive notices pursuant to the Security Documents;
     (4) following a Secured Debt Default sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;
     (5) following an Secured Debt Default remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;
Terremark — Collateral Trust Agreement

     (6) execute and deliver amendments to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that the amendment was permitted under Section 7.1;
     (7) release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 4.1; and
          (b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.
          (c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed by written notice of an Act of Required Debtholders and then only in accordance with the provisions of this Agreement.
     SECTION 3.2 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:
          (a) as directed by an Act of Required Debtholders accompanied by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Secured Debt Document;
          (b) as required by Article 4;
          (c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or
          (d) for the subordination of the Junior Trust Estate and the Junior Liens to the Senior Trust Estate and the Parity Liens.
     SECTION 3.3 Enforcement of Liens . If the Collateral Trustee at any time receives written notice stating that any event has occurred that constitutes a default under any Secured Debt Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens thereunder, the Collateral Trustee will promptly deliver written notice thereof to each Secured Debt Representative. Thereafter, the Collateral Trustee will await direction by an Act of Required Debtholders and will act, or decline to act, as directed by an Act of Required Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Debtholders. Unless it has been directed to the contrary by an Act of Required Debtholders, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable to preserve and protect the value of the Collateral.
Terremark — Collateral Trust Agreement

     SECTION 3.4 Application of Proceeds.
          (a) If any Collateral is sold or otherwise realized upon by the Collateral Trustee in connection with any foreclosure, collection or other enforcement of Liens granted to the Collateral Trustee in the Security Documents, the proceeds received by the Collateral Trustee from such foreclosure, collection or other enforcement will be distributed by the Collateral Trustee in the following order of application:
     FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document;
     SECOND, to the respective Parity Lien Representatives for application to the payment of all outstanding Parity Lien Debt and any other Parity Lien Obligations that are then due and payable in such order as may be provided in the Parity Lien Documents in an amount sufficient to pay in full in cash all outstanding Parity Lien Debt and all other Parity Lien Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt);
     THIRD, to the respective Junior Lien Representatives for application to the payment of all outstanding Junior Lien Debt and any other Junior Lien Obligations that are then due and payable in such order as may be provided in the Junior Lien Documents in an amount sufficient to pay in full in cash all outstanding Junior Lien Debt and all other Junior Lien Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Junior Lien Document) of all outstanding letters of credit, if any, constituting Junior Lien Debt); and
     FOURTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Company or the applicable Guarantor, as the case may be, or its successors or assigns, or as a court of competent jurisdiction may direct.
Terremark — Collateral Trust Agreement

          (b) If any Junior Lien Representative or any holder of a Junior Lien Obligation collects or receives any proceeds in respect of any foreclosure, collection or other enforcement to which it was not entitled pursuant to the terms of Section 3.4(a), whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Junior Lien Representative or such holder of a Junior Lien Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, to be applied in accordance with Section 3.4(a). Until so delivered, such proceeds will be held by that Junior Lien Representative or that holder of a Junior Lien Obligation, as the case may be, in trust for the benefit of the holders of the Parity Lien Obligations. This Section 3.4(b) will not apply to payments received by any holder of Junior Lien Obligations if such payments are not proceeds of, or the result of a realization upon, Collateral.
          (c) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of Parity Liens and Junior Liens. The Company shall cause the Secured Debt Representative of each future Series of Secured Debt to deliver a Collateral Trust Joinder, including a Lien Sharing and Priority Confirmation, as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.
          (d) In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Debtholders, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.
     SECTION 3.5 Powers of the Collateral Trustee.
          (a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Debtholders.
          (b) No Secured Debt Representative or holder of Secured Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee.
     SECTION 3.6 Documents and Communications. The Collateral Trustee will permit each Secured Debt Representative and each holder of Secured Obligations upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.
     SECTION 3.7 For Sole and Exclusive Benefit of Holders of Secured Obligations. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.
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     SECTION 3.8 Additional Secured Debt.
          (a) The Collateral Trustee will, as trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to each holder of Secured Obligations of a Series of Secured Debt that is issued or incurred after the date hereof that:
     (1) holds Secured Obligations that are identified as Parity Lien Debt or Junior Lien Debt in accordance with the procedures set forth in Section 3.8(b);
     (2) signs, through its designated Secured Debt Representative identified pursuant to Section 3.8(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee and each other Secured Debt Representative at the time of incurrence of such Series of Secured Debt; and
     (b) The Company will be permitted to designate as an additional holder of Secured Obligations hereunder each Person who is, or who becomes, the registered holder of Junior Lien Debt or the registered holder of Parity Lien Debt incurred by the Company or any Guarantor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Company may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation stating that:
     (1) the Company or such Guarantor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (i) Parity Lien Debt permitted by each applicable Secured Debt Document to be secured by a Parity Lien Equally and Ratably with all previously existing and future Parity Lien Debt or (ii) Junior Lien Debt permitted by each applicable Secured Debt Document to be secured with a Junior Lien Equally and Ratably with all previously existing and future Junior Lien Debt;
     (2) specifying the name and address of the Secured Debt Representative for such series of Additional Secured Debt for purposes of Section 7.7.
     (3) the Company and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents, including, without limitation, the applicable Required Mortgage Amendment Deliverables (as defined in the Mortgage); and
     (4) the Company has caused a copy of the Additional Secured Debt Designation to be delivered to each then existing Secured Debt Representative.
Although the Company shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt Designation and/or Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the status of such
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debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with. Each of the Collateral Trustee and the other then existing Secured Debt Representative shall have the right to request that the Company provide a copy of any legal opinion of counsel (which may be provided by internal counsel to the Company) provided to the holders of Additional Secured Debt or their Secured Debt Representatives as to the Additional Secured Debt being secured by a valid and perfected security interest. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any Guarantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Secured Debt Documents.
     The Security Documents creating or evidencing the Parity Liens and the Junior Liens and Guarantees for the Parity Lien Obligations and the Junior Lien Obligations shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder. So long as the Discharge of Parity Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any Guarantor, the parties hereto agree that the Company shall not, and shall not permit any other Guarantor to grant or permit any additional Liens on any asset or property to secure any Junior Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Parity Lien Obligations.

ARTICLE 4.	OBLIGATIONS ENFORCEABLE BY THE COMPANY AND THE OTHER GUARANTORS
     SECTION 4.1 Release of Liens on Collateral.
          (a) The Collateral Trustee’s Liens upon the Collateral will be released:
     (1) in whole, upon (A) payment in full and discharge of all outstanding Secured Debt and all other Secured Obligations that are outstanding, due and payable at the time all of the Secured Debt is paid in full and discharged and (B) termination or expiration of all commitments to extend credit under all Secured Debt Documents and the cancellation or termination or cash collateralization in an account maintained by the Collateral Trustee (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Secured Debt Documents, provided the Company has delivered an Officer’s Certificate to the Collateral Trustee and, if reasonably requested by the Collateral Trustee, an opinion of counsel certifying that the conditions described in this Section 4.1(a)(1) have been met and that such release of the Collateral does not violate the terms of the Secured Debt Documents or the Security Documents;
     (2) as to any Collateral that is sold, transferred or otherwise disposed of by the Company or any Guarantor (including indirectly, by way of a sale or other disposition of Capital Stock of that Guarantor) to a Person that is not (either before or after such sale, transfer or disposition) the Company or a Guarantor in a transaction or other circumstance that is not prohibited by the terms of any applicable Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of, provided, that, other than in connection with an Ordinary Course Activity, the Company has delivered an Officer’s Certificate and, if reasonably requested by the Collateral Trustee, an opinion of counsel to the Collateral Trustee certifying that any such sale, transfer or other disposition does not violate the terms of the applicable Secured Debt Documents;
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     (3) as to a release of less than all or substantially all of the Collateral, if (A) consent to the release of all Parity Liens (or, at any time after the Discharge of Parity Lien Obligations, consent to the release of all Junior Liens) on such Collateral has been given by the requisite percentage or number of holders of each Series of Parity Lien Debt at the time outstanding as provided for in the Parity Lien Documents (or, at any time after the Discharge of Parity Lien Obligations, the requisite percentage or number of holders of each Series of Junior Lien Debt at the time outstanding as provided for in the Junior Lien Documents) and (B) the Company has delivered an Officer’s Certificate and, if reasonably requested by the Collateral Trustee, an opinion of counsel to the Collateral Trustee certifying that any such necessary consents have been obtained and that such release of the Collateral does not violate the terms of the Secured Debt Documents or the Security Documents; and
     (4) as to a release of all or substantially all of the Collateral, if (A) consent to the release of that Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Company has delivered an Officers’ Certificate and, if reasonably requested by the Collateral Trustee, an opinion of counsel to the Collateral Trustee certifying that any such necessary consents have been obtained and that any such release does not violate the terms of the Secured Debt Documents or the Security Documents.
          (b) The Collateral Trustee agrees for the benefit of the Company and the Guarantors that if the Collateral Trustee at any time receives:
     (1) an Officers’ Certificate to its reasonable satisfaction stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with;
     (2) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and
     (3) an opinion of counsel if required by this Section 4 in form satisfactory to it, then the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Company or Guarantors on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Trustee.
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          (c) The Collateral Trustee hereby agrees that:
     (1) in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Company or Guarantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and
     (2) within one Business Day of the receipt by it of any Officer’s Certificate in support of a release of Collateral pursuant to Section 4.1(a) or 4.1(b), the Collateral Trustee will deliver a copy of such Officer’s Certificate to each Junior Lien Representative.
     SECTION 4.2 Delivery of Copies to Secured Debt Representatives. The Company will deliver to each Secured Debt Representative, simultaneous with any delivery made to the Collateral Trustee pursuant to Section 4.1(b), a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate.
     SECTION 4.3 Collateral Trustee not Required to Serve, File, Register or Record. The Collateral Trustee shall subject to this Article 4 comply with the requests of the Company and the Guarantors requiring the Collateral Trustee to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral.
     SECTION 4.4 Release of Liens in Respect of Secured Debt. The Collateral Trustee’s Liens upon the Collateral will no longer secure a particular Series of Secured Debt outstanding under documents governing such Series of Secured Debt or any other Obligations under the applicable Secured Debt, and the right of the holders of such Series of Secured Debt and such Obligations to the benefits and proceeds of the Collateral Trustee’s Lien on the Collateral will terminate and be discharged:
     (a) upon satisfaction and discharge of all obligations under such Series of Secured Debt if the applicable Secured Debt Documents contain satisfaction and discharge provisions;
     (b) upon a legal defeasance or covenant defeasance of such Series of Secured Debt if the applicable Secured Debt Documents contain legal defeasance or covenant defeasance provisions and if such defeasance is effected in compliance with the provisions of such applicable Secured Debt Document;
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     (c) upon payment in full and discharge of all amounts of such Series of Secured Debt outstanding under such governing documents and all Obligations that are outstanding, due and payable under the applicable Secured Debt Documents at the time the Series of Secured Debt is paid in full and discharged; or
     (d) in whole or in part, with the consent of the holders of the requisite percentage of the holders of such Series of Secured Debt in accordance with the amendment provisions of the applicable Secured Debt Documents, and upon delivery of instructions and any other documentation, in each case, as required by such applicable Secured Debt Documents, in a form satisfactory to the Collateral Trustee.
Promptly following the occurrence of any event described in this Section 4.4, the applicable Secured Debt Representative shall promptly provide written notice thereof to the Collateral Trustee.

ARTICLE 5.	IMMUNITIES OF THE COLLATERAL TRUSTEE
     SECTION 5.1 No Implied Duty. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those responsibilities or obligations expressly assumed by it in this Agreement and the other Security Documents. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.
     SECTION 5.2 No Duty to Act Without Written Direction. The Collateral Trustee shall have no duty to act, consent or request any action of the Company, the Guarantors or any other Person in connection with this Agreement or the Security Agreement (including all schedules and exhibits attached hereto) unless so directed by a Secured Debt Representative.
     SECTION 5.3 No Deemed Notice. The Collateral Trustee shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Secured Debt Default unless and until directed by an Act of Required Debtholders stating that a Secured Debt Default has occurred. The Collateral Trustee shall have no obligation whatsoever either prior to or after such Act of Required Debtholders to inquire whether a Secured Debt Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such Act of Required Debtholders.
     SECTION 5.4 Jurisdictional Limitations. The Collateral Trustee shall be under no obligation or duty to take any action under this Agreement or any of the Parity Lien Documents or Junior Lien Documents or otherwise if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then qualified.
     SECTION 5.5 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.
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     SECTION 5.6 Other Agreements. The Collateral Trustee has accepted and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Debtholders (or as otherwise required under any Security Document), the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee, as determined by the Collateral Trustee in its sole discretion. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents).
     SECTION 5.7 Solicitation of Instructions.
          (a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Debtholders, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.
          (b) No written direction given to the Collateral Trustee by an Act of Required Debtholders that in the reasonable judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.
     SECTION 5.8 Quality of Instructions. Notwithstanding anything herein to the contrary, in no event shall the Collateral Trustee have any obligation to inquire or investigate as to the correctness, veracity, or content of any instruction received from the Trustee or any debtholder. In no event shall the Collateral Trustee have any liability in respect of any such instruction received by it and relied on with respect to any action or omission taken pursuant thereto.
     SECTION 5.9 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence or willful misconduct as determined by a court of competent jurisdiction.
     SECTION 5.10 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.
     SECTION 5.11 Entitled to Rely. The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any Guarantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the holders of Secured Obligations for whom it acts,
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without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.
     SECTION 5.12 Secured Debt Default. Except for its obligations under Section 3.3, the Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Debtholders.
     SECTION 5.13 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Debtholders and will be fully protected if it does so, without limiting the effect of the provisions of this Article 5, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of Secured Obligations.
     SECTION 5.14 Security or Indemnity in Favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.
     SECTION 5.15 Rights of the Collateral Trustee. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee, and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.
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     SECTION 5.16 Limitations on Duty of Collateral Trustee in Respect of Collateral.
          (a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith, except to the extent of the Collateral Trustee’s gross negligence, bad faith or willful misconduct.
          (b) The Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company or any Guarantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.
     SECTION 5.17 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:
     (1) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;
     (2) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and
     (3) the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than the Collateral Trustee.
     SECTION 5.18 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or
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any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

ARTICLE 6.	RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE
     SECTION 6.1 Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:
          (a) the Collateral Trustee may resign at any time by giving not less than 60 days’ notice of resignation to each Secured Debt Representative and the Company, provided that such notice period may be waived by each Secured Debt Representative (acting pursuant to an Act of Required Debtholders) and the Company; and
          (b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Debtholders.
     SECTION 6.2 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Debtholders subject to the consent of the Company. If no successor Collateral Trustee has been so appointed and accepted such appointment within 60 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:
     (1) authorized to exercise corporate trust powers;
     (2) having a combined capital and surplus of at least $150,000,000;
     (3) maintaining an office in New York, New York; and
     (4) that is not a Secured Debt Representative.
     The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.
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     SECTION 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:
     (1) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and
     (2) the predecessor Collateral Trustee will (at the expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.
Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.10 and 7.11.
     SECTION 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company, each Parity Lien Representative and each Junior Lien Representative thereof in writing.

ARTICLE 7.	MISCELLANEOUS PROVISIONS
     SECTION 7.1 Amendment.
          (a) No amendment or supplement to the provisions of this Agreement or any other Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Debtholders, except that:
     (1) any amendment or supplement that has the effect solely of (i) adding or maintaining Collateral, securing additional Secured Debt that was otherwise permitted by the terms of the Secured Debt Documents to be secured by the Collateral or preserving, perfecting or establishing the priority of the Liens thereon or the rights of the Collateral Trustee therein; (ii) curing any ambiguity, defect or inconsistency; (iii) providing for the assumption of the Company’s or any Guarantor’s obligations under any Security Document in the case of a merger or consolidation or sale of all or substantially all of the Company’s or such Guarantor’s assets, as applicable; or (iv) making any change that would provide any additional rights or benefits to the Secured Parties or the Collateral Trustee or that does not adversely affect the legal rights under any Secured Debt Document of any Secured Party or the Collateral Trustee, will, in each case, become effective when executed and delivered by the Company or any other applicable Guarantor party thereto and the Collateral Trustee;
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     (2) no amendment or supplement that reduces, impairs or adversely affects the right of any holder of Secured Obligations:
     (A) to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Debtholders or direction by the Required Parity Lien Debtholders or Required Junior Lien Debtholders (or amends the provisions of this clause (2) or the definitions of “Act of Required Debtholders”, “Required Parity Lien Debtholders” or “Required Junior Lien Debtholders”),
     (B) to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1, or
     (C) to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1, will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and
     (3) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights of the Collateral Trustee or any Secured Debt Representative, respectively, in its individual capacity as such will become effective without the consent of the Collateral Trustee or such Secured Debt Representative, respectively.
     (b) Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3):
     (1) any Security Document that secures Junior Lien Obligations (but not Parity Lien Obligations) may be amended or supplemented with the approval of the Collateral Trustee acting as directed in writing by the Required Junior Lien Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement or the other Parity Lien Documents; and
     (2) any amendment or waiver of, or any consent under, any provision of this Agreement or any other Security Document that secures Parity Lien Obligations (except any such amendment, waiver or consent that releases Collateral with respect to which any consent of holders of Junior Lien Debt is required pursuant to this Agreement, which will be governed by the provisions set forth above) will apply automatically to any comparable provision of any comparable Junior Lien Document without the consent of or notice to any holder of Junior Lien Obligations and without any action by the Company or any Guarantor or any holder of notes or other Junior Lien Obligations.
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          (c) The Collateral Trustee will not enter into any amendment or supplement unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Company (which may be provided by internal counsel to the Company) to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Company addressing customary perfection, and if such additional Collateral consists of equity interests of any Person, priority matters with respect to such additional Collateral (subject to customary qualifications and assumptions).
          (d) The holders of Junior Lien Obligations and the Junior Lien Representatives agree that each Security Document that secures Junior Lien Obligations (but not also securing Parity Lien Obligations) will include language substantially to the effect of the following:
     “Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of June 24, 2009, among the Company, the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern.”
; provided, however, that if the jurisdiction in which any such Junior Lien Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the Junior Lien Representatives and the Parity Lien Representatives agree, prior to such Junior Lien Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Junior Lien Document is subject to the provisions of this Agreement.
     SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate outstanding principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) the aggregate unfunded commitments to extend credit which, when funded, would constitute Indebtedness of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will vote the total amount of Secured Debt under that Series of Secured Debt as a block in respect of any vote under this Agreement.
Terremark — Collateral Trust Agreement

     SECTION 7.3 Further Assurances; Insurance.
     (a) The Company and each of the Guarantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the Secured Debt Representatives and holders of Secured Obligations, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents; provided that the Company and the Guarantors shall not be required to provide, and the Collateral Trustee shall not request, any additional mortgages in respect of any real property described in the definition of Collateral which has a Fair Market Value of less than $5.0 million.
     (b) Upon the reasonable request of the Collateral Trustee or any Secured Debt Representative at any time and from time to time, the Company and each of the Guarantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of holders of Secured Obligations.
     (c) The Company and the Guarantors will:
     (1) keep their properties adequately insured at all times by financially sound and reputable insurers;
     (2) maintain such other insurance, to such extent and against such risks (and with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by them;
     (3) maintain such other insurance as may be required by law; and
     (4) maintain such other insurance as may be required by the Security Documents.
          (d) Upon the request of the Collateral Trustee, the Company and the Guarantors will furnish to the Collateral Trustee full information as to their property and liability insurance carriers.
          (e) All insurance policies required by Sections 7.3(c) (except for the insurance described in 7.3(c)(3)) above will:
     (1) provide that, with respect to third party liability insurance, the Secured Debt Representatives and holders of Secured Obligations, as a class, shall be named as additional insureds; and
Terremark — Collateral Trust Agreement

     (2) name the Collateral Trustee as an additional insured and loss payee as its interests may appear.
          (f) Upon the request of the Collateral Trustee, the Company and the Guarantors will permit the Collateral Trustee or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice during regular business hours, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers; provided, however, than in the absence of a Parity Lien Event of Default such visits shall be limited to twice per year. The Company and the Guarantors shall, at any reasonable time and from time to time upon reasonable prior notice during regular business hours, permit the Collateral Trustee or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Company and the Guarantors and their respective Subsidiaries, all at the Company’s expense.
     SECTION 7.4 Perfection of Junior Trust Estate.
     Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as bailee of the holders of Junior Lien Obligations and the Junior Lien Representatives in any portion of the Junior Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, electronic chattel paper, certificated securities, money, deposit accounts and securities accounts, the Collateral Trustee, the holders of Parity Lien Obligations and the Parity Lien Representatives hereby acknowledge that the Collateral Trustee also holds such property as bailee for the Collateral Trustee for the benefit of the holders of Junior Lien Obligations and the Junior Lien Representatives.
     SECTION 7.5 Successors and Assigns.
          (a) Except as provided in Section 5.2 and Article VI, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.
          (b) Neither the Company nor any Guarantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Company and the Guarantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.
     SECTION 7.6 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
Terremark — Collateral Trust Agreement

     SECTION 7.7 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	U.S. Bank National Association
60 Livingston Avenue
EP-MN WS3C
St. Paul, MN 55107-2292

Attn.: Corporate Trust Administration
Telephone: 651-495-3918
Fax: 651-495-8097

If to the Company or any Guarantor:	Terremark Worldwide, Inc.
One Biscayne Tower
2 South Biscayne Blvd.
Miami, FL 33133
Attention: Adam T. Smith, Chief Legal Counsel
Fax: 305-250-4244

If to the Trustee:	The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway N.
Jacksonville, FL 32256
Attn.: Corporate Trust Administration
Telephone: 904-998-4724
Fax: 904-645-1921
and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.
     All notices and communications will be faxed to the relevant fax number set forth above or mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Secured Debt, all notices and communications will be sent in the manner specified in the Secured Debt Documents applicable to such holder. Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.
Terremark — Collateral Trust Agreement

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.
     SECTION 7.8 Notice Following Discharge of Parity Lien Obligations . Promptly following the Discharge of Parity Lien Obligations with respect to one or more Series of Parity Lien Debt, each Parity Lien Representative with respect to each applicable Series of Parity Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.
     SECTION 7.9 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.
     SECTION 7.10 Compensation; Expenses. The Company and the Guarantors jointly and severally agree to pay, promptly upon demand:
     (1) such compensation to the Collateral Trustee and its agents as the Company and the Collateral Trustee may agree in writing from time to time;
     (2) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;
     (3) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company or any Guarantor;
     (4) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, and search fees;
     (5) all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and
     (6) after the occurrence of any Secured Debt Default, all reasonable costs and expenses incurred by the Collateral Trustee, its agents and any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Secured Debt Representatives.
Terremark — Collateral Trust Agreement

The agreements in this Section 7.10 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.
     SECTION 7.11 Indemnity.
          (a) The Company and the Guarantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee and its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.
          (b) All amounts due under this Section 7.11 will be payable upon demand.
          (c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.11(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Company and the Guarantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.
          (d) Neither the Company nor any Guarantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Secured Debt Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and the Company and each of the Guarantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
          (e) The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.
     SECTION 7.12 Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.
Terremark — Collateral Trust Agreement

     SECTION 7.13 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
     SECTION 7.14 Obligations Secured. All obligations of the Company and the Guarantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.
     SECTION 7.15 Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT, WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE LAW OF ANOTHER JURISDICTION TO APPLY (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 7.16 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, the Company and each Guarantor, for itself and in connection with its properties, irrevocably:
     (1) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;
     (2) waives any defense of forum non conveniens;
     (3) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.7;
     (4) agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and
     (5) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.
     SECTION 7.17 Waiver of Jury Trial. Each party to this Agreement waives its rights to a jury trial of any claim or cause of action based upon or arising under this Agreement or any of the other Security Documents or any dealings between them relating to the subject matter of this Agreement or the intents and purposes of the other Security Documents. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement and the other Security Documents, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement, and that each party hereto will continue to rely on this waiver in its related future dealings. Each party hereto further warrants and represents that it has
Terremark — Collateral Trust Agreement

reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 7.17 and executed by each of the parties hereto), and this waiver will apply to any subsequent amendments, renewals, supplements or modifications of or to this Agreement or any of the other Security Documents or to any other documents or agreements relating thereto. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     SECTION 7.18 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument.
     SECTION 7.19 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto on the date hereof and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof
     SECTION 7.20 Additional Guarantors. The Company will cause each Subsidiary that becomes a Guarantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Subsidiary to execute and deliver to the Collateral Trustee a Collateral Trust Joinder within 30 days of the event causing such Subsidiary to become a Guarantor or to be required by a Secured Debt Document to become a party to this Agreement (as applicable), whereupon such Subsidiary will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.20; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the inclusion of such Person as a Guarantor if the other requirements of this Section 7.20 are complied with.
     SECTION 7.21 Continuing Nature of this Agreement. This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the Parity Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any holder of Parity Lien Obligations or Parity Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the Parity Lien Obligations is recovered from any holder of Parity Lien Obligations or any Parity Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any holder of Junior Lien Obligations or Junior Lien Representative with respect to the Junior Lien Obligations from the proceeds of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Junior Lien Representative or that holder of a Junior Lien Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the Parity Lien Obligations, to be applied in accordance with Section 3.4. Until so delivered, such proceeds will be held by that Junior Lien Representative or that holder of a Junior Lien Obligation, as the case may be, for the benefit of the holders of the Parity Lien Obligations.
Terremark — Collateral Trust Agreement

     SECTION 7.22 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against the Company or any Guarantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.
     SECTION 7.23 Rights and Immunities of Secured Debt Representatives. The Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person is acting or will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Company or any Guarantor or the Collateral Trustee hereunder.
[Remainder of page left blank]
Terremark — Collateral Trust Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

TERREMARK WORLDWIDE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK NORTH AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK EUROPE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERRENAP DATA CENTERS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Terremark — Collateral Trust Agreement

PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TECOTA SERVICES CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TECHNOLOGY CENTER OF THE AMERICAS, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK FEDERAL GROUP, INC.
By:	/s/ Nelson Fonseca
	Name:	Nelson Fonseca
	Title:	Chief Financial Officer
Terremark — Collateral Trust Agreement

TERREMARK FINANCIAL SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK FORTUNE HOUSE #1, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK LATIN AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK MANAGEMENT SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer
Terremark — Collateral Trust Agreement

TERREMARK REALTY, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK TECHNOLOGY CONTRACTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK TRADEMARK HOLDINGS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERRENAP SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer
Terremark — Collateral Trust Agreement

SPECTRUM TELECOMMUNICATIONS CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

NAP OF THE CAPITAL REGION, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

NAP WEST, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer
Terremark — Collateral Trust Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee under the Indenture
By:	/s/ Christie Leppert
	Name:	Christie Leppert
	Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

By:
Name:
Title:

Terremark — Collateral Trust Agreement

EXHIBIT A
to Collateral Trust Agreement
FORM OF
ADDITIONAL SECURED DEBT DESIGNATION
     Reference is made to the Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Parity Lien Debt or Junior Lien Debt entitled to the benefit of the Collateral Trust Agreement.
     The undersigned, the duly appointed [specify title] of the Company hereby certifies on behalf of the Company that:
     (A) [insert name of the Company or Guarantor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [Parity Lien Debt permitted by each applicable Secured Debt Document to be secured by a Parity Lien Equally and Ratably with all existing and future Parity Lien Debt] or [Junior Lien Debt permitted by each applicable Secured Debt Document to be secured with a Junior Lien Equally and Ratably with all existing and future Junior Lien Debt];
     (B) The Additional Secured Debt is permitted to be incurred and secured Equally and Ratably by a [Parity Lien][Junior Lien] under each applicable Secured Debt Document;
     (C) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.7 of the Collateral Trust Agreement is:

Telephone:

Fax:

     (D) The Company has caused a copy of this Additional Secured Debt Designation to be delivered to each existing Secured Debt Representative.
Terremark — Collateral Trust Agreement

A-1

     IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of ___, 20___.

TERREMARK WORLDWIDE, INC.
By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT
The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:
Name:
Title:

By:
Name:
Title:

Terremark — Collateral Trust Agreement

A-2

EXHIBIT B
to Collateral Trust Agreement
FORM OF
COLLATERAL TRUST JOINDER — ADDITIONAL DEBT
     Reference is made to the Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Additional Secured Debt under the Collateral Trust Agreement.
     1. Joinder. The undersigned, __________________, a __________________, (the “New Representative”) as [trustee, administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Secured Debt] hereby agrees to become party as [a Junior Lien Representative] [a Parity Lien Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
     2. Lien Sharing and Priority Confirmation.
     [Option A: to be used if Additional Debt is Parity Lien Debt] The undersigned New Representative, on behalf of itself and each holder of such Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative, hereby agrees:
     (a) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and each existing and future Parity Lien Representative, that all Parity Lien Obligations will be and are secured Equally and Ratably by all Parity Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations Equally and Ratably;
     (b) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and Series of Junior Lien Debt, and each existing and future Parity Lien Representative and Junior Lien Representative, that the holders of Obligations in respect of such Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from enforcement of Parity Liens;

     (c) that it consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement and the other Security Documents. [or]
     [Option B: to be used if Additional Debt is Junior Lien Debt] The undersigned New Representative, on behalf of itself and each holder of such Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative, hereby agrees:
     (a) for the enforceable benefit of all holders of each existing and future Series of Junior Lien Debt and Series of Parity Lien Debt and each existing and future Junior Lien Representative and Parity Lien Representative, that all Junior Lien Obligations will be and are secured Equally and Ratably by all Junior Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Lien Obligations Equally and Ratably;
     (b) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and Series of Junior Lien Debt and each existing and future Parity Lien Representative and Junior Lien Representative, that the holders of Obligations in respect of such Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens; and
     (c) that it consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement and the other Security Documents.
     3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.
     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of _______________, 20___.

[insert name of the new representative]
By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C
to Collateral Trust Agreement
FORM OF
COLLATERAL TRUST JOINDER — ADDITIONAL GUARANTOR
     Reference is made to the Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.20 of the Collateral Trust Agreement.
     1. Joinder. The undersigned, _______________, a _______________, hereby agrees to become party as a Guarantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
     2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.
     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of _______________, 20___.

[___________________________]
By:
Name:
Title:

C-1

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Guarantor:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:
Name:
Title:

By:
Name:
Title:

C-2